AMENDMENT NO. 5
                                     TO
                    ALLTEL CORPORATION PROFIT-SHARING PLAN
                          (January 1, 1994 Restatement)


                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the following respects.

                  1. Effective for periods on and after February 15, 1995, the last sentence of subsection (d) of Section 9.04 of the Plan is amended to provide as follows:

                  Furthermore, each person who became an "Employee" (as defined in the Systematics Plan prior to its merger into the Plan) of Systematics Information Services, Inc. or its subsidiaries (or Systematics, Inc.or its subsidiaries) pursuant to a Facilities Management Agreement prior to January 1, 1995, became an Employee of Systematics Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement on or after January 1, 1995, but prior to February 15, 1995, or becomes an Employee of ALLTEL Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement on or after February 15, 1995, shall be credited with Years of Eligibility Service for service with a prior employer to the extent, if any, provided in the Facilities Management Agreement.

                  2. Effective for periods on and after February 15, 1995, the last sentence of subsection (d) of Section 9.05 of the Plan is amended to provide as follows:

                  Furthermore, each person who became an "Employee" (as defined in the Systematics Plan prior to its merger into the Plan) of Systematics Information Services, Inc. or its subsidiaries (or Systematics, Inc. or its subsidiaries) pursuant to a Facilities Management Agreement prior to January 1, 1995, became an Employee of Systematics Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement on or after January 1, 1995, but prior to February 15, 1995, or becomes an Employee of ALLTEL Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement on or after February 15, 1995, shall be credited with Years of Vesting Service for service with a prior employer to the extent, if any, provided in the Facilities Management Agreement.


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                  3.    Effective for periods on and after February 15, 1995,
Section 16.02 of the Plan is amended to provide as follows:

16.02     Vesting Schedule

          (a) A Participant other than a Participant to whom subsection (b) of this Section 16.02 applies shall vest in the value of his Separate Account in accordance with the following schedule:

                     Vesting Years                     Vested
                       of Service                     Percentage

                      less than 5                          0%
                      5 or more                          100%

          (b) A Participant who was an Employee of Systematics Information Services, Inc. or its subsidiaries and whose Employment Commencement Date occurred prior to January 1, 1995, shall vest in the value of his Separate Account in accordance with the following schedule:

                     Vesting Years                     Vested
                       of Service                     Percentage

                      less than 3                          0%
                      3 but not 4                         25%
                      4 but not 5                         50%
                      5 or more                          100%

                  4. Effective for Plan Years beginning on or after January 1, 1996, the fifth sentence of Section 13.01 of the Plan is amended to provide as follows:

          In any event, the annual Employer Contribution so determined and so assigned to each Region shall be an amount not less than 1% of the aggregate Compensation for the Plan Year of all Participants in that Region.

                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 29th day of July, 1996.


                                     ALLTEL CORPORATION


                                     By:   /S/John L. Comparin
                                           Title:  V.P. Human Resources and
                                                   Administration


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